________________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 1, 2004

                                 OMNICARE, INC.
                                 --------------
             (Exact name of Registrant as specified in its charter)

        Delaware                   1-8269                  31-1001351
        --------                   ------                  ----------
    (State or other             (Commission              (IRS Employer
    jurisdiction of             File Number)          Identification No.)
     incorporation)

          100 East RiverCenter Boulevard
                    Suite 1600
               Covington, Kentucky                         41011
     ---------------------------------------             ---------
    (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code: 859-392-3300

                                Not applicable
                       ----------------------------------
                       (Former name or former address, if
                           changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
________________________________________________________________________________








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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

    Omnicare, Inc. (the 'Company') from time to time grants non-qualified stock options and restricted stock awards to certain executive officers and employees of the Company pursuant to the Company's 2004 Stock and Incentive Plan. Such grants are in substantially the forms filed herewith as (i) Exhibit
10.01 -- form of stock option award letter, (ii) Exhibit 10.02 -- form of restricted stock award letter for executive officers and (iii) Exhibit
10.03 -- form of restricted stock award letter for employees of the Company who are not executive officers.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

10.01  Form of Stock Option Award Letter
10.02  Form of Restricted Stock Award Letter (Executive Officers)
10.03 Form of Restricted Stock Award Letter (Employees Other Than Executive Officers)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 OMNICARE, INC.

                                 By: /s/ Cheryl D. Hodges
                                     -----------------------------------------
                                     Name: Cheryl D. Hodges
                                     Title: Senior Vice President and Secretary

Dated: December 1, 2004









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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
------                      ----------------------
10.01    Form of Stock Option Award Letter
10.02    Form of Restricted Stock Award Letter (Executive Officers)
10.03    Form of Restricted Stock Award Letter (Employees Other Than
         Executive Officers)